Commitment and Contingencies	12 Months Ended
Dec. 31, 2023
Commitment and Contingencies [Abstract]
Commitment and Contingencies

15. Commitment and Contingencies

The Company is party to various litigation matters arising from time to time in the ordinary course of business. In January 2020, the Company’s controlling stockholder and convertible debt holder, along with current and former directors of the Company were named in a lawsuit brought by minority stockholders (the “Spearman Plaintiffs”). This lawsuit alleges our controlling stockholder of “self-dealing” in order to obtain control of the Company. In February 2020, there was a similar lawsuit referring to and citing the first lawsuit brought up by additional minority stockholders alleging our controlling stockholder and directors of similar wrong-doings. The February 2020 lawsuit was withdrawn in 2021. In June 2023, the Company received an additional complaint from additional stockholders affiliated or associated with the Spearman Plaintiffs, raising claims that were substantially the same as the claims raised in the existing litigation.

On August 25, 2023, the Company entered into a binding agreement in principle to settle all claims and counterclaims in the lawsuit. On September 15, 2023, the parties entered into a binding settlement agreement. The settlement agreement includes a transfer of all of the plaintiff’s stockholdings in Envoy to an entity affiliated with the majority stockholder of the Company, which was completed on September 28, 2023. The settlement agreement did not require any payment to be made by the Company.

On November 14, 2023, the Company, Whitney Haring-Smith (the former chief executive officer and a current director of the Company), Daniel Hirsch (the former chief financial officer of the Company), and Anzu SPAC GP I LLC were named as defendants in a complaint filed by Atlas Merchant Capital SPAC Fund I LP (“Atlas”) in the Delaware Court of Chancery (the “Atlas Complaint”). The Atlas Complaint alleges that Atlas properly requested redemption of its shares of the Company’s Class A Common Stock in connection with the Company’s business combination transaction and was prevented from redeeming such shares by the Company and the other defendants. Atlas seeks redemption of the shares of Company Class A common stock in the amount of approximately $9,400,000, pre- and post-judgment interest, costs, and reasonable attorneys’ fees. The Company has standard indemnification obligations to Dr. Haring-Smith and Mr. Hirsch. The Company believes that the lawsuit is meritless and has been defending this matter vigorously. The Company is unable to predict the outcome of this legal proceeding.

The Company has business liability insurance to cover litigation costs exceeding $50 thousand. As of December 31, 2023 and December 31, 2022, the Company has not recorded accruals for potential losses related to any existing or pending litigation claims as the Company’s management determined that there are no matters where a potential loss is probable and reasonably estimable.